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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 21, 2001

                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of registrant as Specified in Its Charter)

           Delaware                     1-12534                 72-1133047
 (State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                 Number)             Identification No.)


363 N. Sam Houston Parkway E., Suite 2020
              Houston, Texas                                            77060
 (Address of Principal Executive Offices)                             (Zip Code)

       Registrant's Telephone Number, Including Area Code: (281) 847-6000



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Item 5.  Other Events

         On February 21, 2001, Newfield Exploration Company (the "Company") agreed to offer, issue and sell $175 million of its 7 5/8% Senior Notes due 2011 (the "Notes") pursuant to, and subject to the terms and conditions set forth in, an underwriting agreement and a pricing agreement with the underwriters of the offering. The Notes are to be issued under a Senior Indenture dated as of February 28, 2001 between the Company and First Union National Bank, as Trustee (the "Indenture"), as supplemented by the Company's Officers' Certificate delivered pursuant to Section 301 of the Indenture and dated as of February 28, 2001. Closing of the issuance and sale of the Notes is scheduled for February 28, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         1.1 Underwriting Agreement dated as of February 21, 2001 among the Company, UBS Warburg LLC and Wasserstein Perella Securities, Inc.

         1.2 Pricing Agreement dated as of February 21, 2001 among the Company, UBS Warburg LLC and Wasserstein Perella Securities, Inc.

         4.1 Senior Indenture dated as of February 28, 2001 between the Company and First Union National Bank, as Trustee.

         4.2 Officers' Certificate delivered pursuant to Section 301 of the Indenture dated as of February 28, 2001.

         4.3 Form of 7 5/8% Senior Note due 2011 (included in Exhibit 4.2 hereto).

         5.1      Opinion of Vinson & Elkins L.L.P.

         12.1     Computation of Ratios of Earnings to Fixed Charges.

         23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)


         25.1 Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939 of First Union National Bank.


           [The remainder of this page is intentionally left blank.]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWFIELD EXPLORATION COMPANY


                                       By: /s/ TERRY W. RATHERT
                                           -------------------------------------
                                           Terry W. Rathert
                                           Vice President and
                                           Chief Financial Officer

Dated:  February 27, 2001



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                                  EXHIBIT INDEX


     Exhibit No.                  Description
     -----------                  -----------
         1.1      Underwriting Agreement dated as of February 21, 2001 among the
                  Company, UBS Warburg LLC and Wasserstein Perella Securities,
                  Inc.

         1.2      Pricing Agreement dated as of February 21, 2001 among the
                  Company, UBS Warburg LLC and Wasserstein Perella Securities,
                  Inc.

         4.1      Senior Indenture dated as of February 28, 2001 between the
                  Company and First Union National Bank, as Trustee.

         4.2 Officers' Certificate delivered pursuant to Section 301 of the Indenture dated as of February 28, 2001.

         4.3 Form of 7 5/8% Senior Note due 2011 (included in Exhibit 4.2 hereto).

         5.1      Opinion of Vinson & Elkins L.L.P.

         12.1     Computation of Ratios of Earnings to Fixed Charges.

         23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)


         25.1     Form T-1 Statement of Eligibility of Trustee under the Trust
                  Indenture Act of 1939 of First Union National Bank.
